                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 10, 2000

                               VENTRO CORPORATION
             (Exact name of Registrant as specified in its charter)



             Delaware                     0-26811               77-0465496
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                              1500 Plymouth Street
                             Mountain View, CA 94043
               (Address of principal executive offices) (Zip code)


                                 (650) 567-8900
              (Registrant's telephone number, including area code)

                               Chemdex Corporation
          (Former name or former address, if changed since last report)

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This Form 8-K/A amends the current Report on Form 8-K filed by the Registrant dated February 10, 2000.

Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of SpecialtyMD.com Corporation

          *    Report of Independent Public Accountants
          *    Balance Sheets
          *    Statements of Operations
          *    Notes to Financial Statements

     (b)  Financial Statements of Promedix.com, Incorporated

          *    Report of Independent Public Accountants
          *    Balance Sheets
          *    Statements of Operations
          *    Notes to Financial Statements

     (c)  Pro forma Financial Information

          *    Unaudited Pro forma Combined Condensed Balance Sheet
          *    Unaudited Pro forma Combined Condensed Statement of Operations
          *    Notes to Unaudited Pro forma Combined Condensed Financial
               Statements

* Filed as part of Registrant's Registration Statement on Form S-1 (File No. 333-31774) filed with the Commission on March 6, 2000, as amended, and declared effective on March 28, 2000.

        **2.4 Agreement and Plan of Merger dated as of December 10, 1999, among Chemdex Corporation, Spinach Acquisitions Corp. and
               SpecialtyMD.com Corporation

        **2.6 Agreement and Plan of Merger dated as of September 21, 1999, among Chemdex Corporation, Popcorn Acquisitions Corp. and
               Promedix.com, Inc.


         * Incorporated by reference to the corresponding Exhibits previously filed as Exhibits to Registrant's Registration Statement on Form S-4 (File No. 333-90727) filed with the Commission on January 4, 2000, as amended, which Registration Statement was declared effective January 5, 2000.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               VENTRO CORPORATION
                                                  (Registrant)



Date:  April 25, 2000                       By: /s/ James G. Stewart
                                               ---------------------------------
                                               James G. Stewart
                                               Chief Financial Officer

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                                INDEX TO EXHIBITS


                                                                   Sequentially
Exhibit                                                              Numbered
Number         Description                                            Page
------         -----------                                        --------------
**2.4          Agreement and Plan of Merger dated as of
               December 10, 1999, among Chemdex Corporation,
               Spinach Acquisitions Corp. and SpecialtyMD.com
               Corporation

**2.6 Agreement and Plan of Merger dated as of September 21, 1999, among Chemdex Corporation,
               Popcorn Acquisitions Corp. and Promedix.com,
               Inc.


        ** Incorporated by reference to the corresponding Exhibits previously filed as Exhibits to Registrant's Registration Statement on Form S-4 (File No. 333-90727) filed with the Commission on January 4, 2000, as amended, which Registration Statement was declared effective January 5, 2000.